EXHIBIT 10.5





                             Distribution Agreement

                               Eugene Science Inc.

                                       and

                        Toong Yeuan Enterprise Co., Ltd.


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CONTENTS

CLAUSE

1.       INTERPRETATION ......................................................1
2.       APPOINTMENT .........................................................3
3.       PURCHASE ORDERS AND DELIVERY ........................................3
4.       PAYMENT AND PRICES ..................................................4
5.       DUTIES OF THE DISTRIBUTOR ...........................................5
6.       DUTIES OF THE COMPANY ...............................................8
7.       TRADEMARKS ..........................................................9
8.       WARRANTIES AND INDEMNITIES ..........................................10
9.       DURATION ............................................................11
10.      TERMINATION .........................................................11
11.      EFFECT OF TERMINATION ...............................................12
12.      NO PARTNERSHIP ......................................................13
13.      ANNOUNCEMENT ........................................................13
14.      CONFIDENTIAL INFORMATION ............................................13
15.      ENTIRE AGREEMENT ....................................................14
16.      WAIVER ..............................................................14
17.      COSTS ...............................................................15
18.      INVALIDITY ..........................................................15
19.      NOTICES .............................................................15
20.      COUNTERPARTS ........................................................16
21.      GOVERNING LAW AND JURISDICTION ......................................17
22.      EXCLUSION OF THIRD PARTY RIGHTS .....................................17
23.      ASSIGNMENT ..........................................................17


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THIS AGREEMENT (THE "AGREEMENT") is made on February 18, 2003.

BETWEEN the following parties (collectively the "PARTIES" and each a "PARTY"):

(1) EUGENE SCIENCE INC., a corporation duly organized and validly existing under the laws of the Republic of Korea and having its registered address at 8th Fl. LG Palace Bldg., 165-8 Donggyo-Dong, Mapo-Gu, Seoul, Korea (the "COMPANY"); and

(2) TOONG YEUAN ENTERPRISE CO., LTD., a corporation duly organized and validly existing under the laws of Taiwan and having its registered address at 8F-1 No. 361, Ta Nan Road, Shih-Lin Dist., Taipei,
         Taiwan (the "DISTRIBUTOR")

RECITALS

(A) WHEREAS the Company has developed and has the exclusive right to manufacture and sell the Product in a number of countries, including Taiwan.

(B) WHEREAS the Distributor desires to have the exclusive right of the Product to discuss with brand owners for the development, marketing and sale in Taiwan of foods and beverages containing the Product.

(C) WHEREAS the Company and the Distributor now desire to enter into an agreement.

THE PARTIES AGREE AS FOLLOWS:

1.       INTERPRETATION

1.1 In this agreement the following words, expressions, and abbreviations shall have the following respective meanings unless the context otherwise requires:

         "BUSINESS DAY" means a day (excluding Saturdays) on which banks generally are open in Taiwan and Seoul for the transaction of normal banking business;

         "COMPANY FORECAST" shall mean a six (6) month forecast of anticipated monthly volume of the Product to be supplied by the Company to the Distributor in the Territory during the relevant Forecast Period, which forecast the Company shall provide the Distributor with pursuant to Clause 3.1, based on the immediately preceding Distributor's Forecast and the Company's available production volume.

         "COMPANY FORECAST DATE" shall mean each of the following: 1 July and 1 January;

         "CONFIDENTIAL INFORMATION" means all information in relation to the business of the Company, the Distributor or any of their Group Corporate Persons which is not publicity known and/or all information from time to time designated by the Company or the Distributor as being confidential;


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         "DISTRIBUTOR   FORECAST"  shall  mean  a  six  (6)  month  forecast  of
         anticipated   monthly  volume  of  orders  for  the  Product  that  the
         Distributor shall place during the relevant Forecast Period, which forecast the Distributor provide the Company with pursuant to Clause 3.1.

         "DISTRIBUTOR FORECAST DATE" shall mean each of the following: 1 June and 1 December;

         "END PRODUCTS" means any food or beverage product containing the Product;

         "END-USER" means an entity or entities that develops or produces foods and beverages using the Product.

         "FORECAST" shall mean a Company Forecast or Distributor Forecast.

         "FORECAST PERIOD" shall mean the period of six (6) calendar months commencing on the date falling two calendar months after the relevant Distributor Forecast Date.

         "GROUP CORPORATE PERSON" means in relation to any Party its holding companies, subsidiaries and subsidiary undertakings, and subsidiaries and subsidiary undertakings of its parent companies;

         "GUARANTEED QUANTITY" shall mean fifty (50) percent of the volume of a Company Forecast for a given Forecast Period, provided that the Company Forecast does not exceed the immediately preceding Distributor Forecast.

         "PRODUCT"  means  EuChol-S  series,   cholesterol  reducing  substances
         deriving mainly from natural plant sterol;

         "TERRITORY" means Taiwan;

         "TRADE MARK" means EuChol-S, the trademark which is under application for registration in the Territory;

         "WORKING HOURS" means between [9:00 a.m.] and [5:30 p.m.] on any Business Day; and

         "YEAR" means successive periods of 12 calendar months, the first of which shall commence on and from the date upon which this Agreement shall be deemed to have commenced in accordance with the provisions of Clause 9 and the second and subsequent of which shall commence on the first and subsequent anniversaries thereof respectively.

1.2 The text of this Agreement written in the English language is the authentic text and all disputes, differences, difficulties or uncertainties in interpretation and/or construction shall be resolved exclusively by reference to such English text.

1.3      In this Agreement unless otherwise specified, reference to:


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         (a)      recitals,  clauses,  paragraphs  or schedules are to recitals, clauses and paragraphs of and schedules to this Agreement. The schedules form part of the operative provisions of this Agreement and references to this Agreement shall, unless the context otherwise requires, include references to the recitals and the schedules;

         (b) "WRITING" shall include typewriting, printing, lithography, photography and other modes of representing words in a legible form (other than writing on an electronic or visual display screen) or other writing in non-transitory form; and

         (c) words denoting the singular shall include the plural and vice versa and words denoting any gender shall include all genders.

1.4 The index to and the headings in this Agreement are for information only and are to be ignored in construing the same.

2.       APPOINTMENT

2.1 Subject to the terms of this Agreement the Company appoints the Distributor to be its sole and exclusive distributor of the Products in the Territory for the purpose of making foods and beverages and the Distributor accepts such appointment on and subject to such terms.

2.2 The Distributor shall import the Product for incorporation into food and beverage products either by itself.

2.3 The Distributor shall only distribute the Product to End-Users whom have been mutually agreed in writing between the Parties.

3.       PURCHASE ORDERS & DELIVERY

3.1 On or before each Distributor Forecast Date, the Distributor shall provide the Company with a Distributor Forecast for the relevant
         Forecast Period, provided that the obligation to provide such Distributor Forecast begins from the second year following the date of this Agreement. On or before each Company Forecast Date, the Company shall provide the Distributor with a Company Forecast for the relevant Forecast Period, provided that the obligation to provide such Company Forecast begins from the second year following the date of this Agreement. Forecasts are intended to follow the Company to plan production and to determine the Distributor's entitlement.

3.2 The Distributor shall place orders on a monthly basis based on the Distributor Forecasts. When the Distributor doesn't have any order for a certain month, the Distributor shall inform the Company of such notice in writing and the Company shall send written acceptance to the Distributor upon receipt of such notice. All purchase orders placed by the Distributor shall be in writing and shall specify the quantity of the Product ordered and the requested date for shipment and such other information the Company may reasonably request for in order to fulfill the order. The first purchase order shall be placed


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         at least three (3) months prior to the requested date of shipment,  and purchase orders thereafter shall be placed at least two (2) months prior to the requested date of shipment. In case, until the end of the first three (3) months of a Forecast Period, the Distributor fails to order half of the relevant Guaranteed Quantity for the Forecast Period (i.e., twenty five (25) percent of the volume of the Company Forecast for the Forecast Period), the Company may demand, via, inter alia, sending a demand letter to the Distributor, that the Distributor makes
         best  efforts,   such  as  intensive  and  efficient   promotions   and
         advertisements, to meet the requirement of ordering at least the Guaranteed Quantity for the Forecast Period.

3.3 Such purchase orders placed by the Distributor shall be subject to a written acceptance by the Company. The Company shall have the right to cancel any acceptance of orders or to refuse, suspend, or delay shipment of any orders if the Distributor is in default of its payment obligations or fails to comply with any obligation under this Agreement. The exercise of such right by the Company shall not constitute a breach of this Agreement by the Company.

3.4 The Company accepts the Distributor's purchase order; it shall send a written acceptance within ten (10) days from the date of receipt of this purchase order. The Company shall use reasonable efforts to promptly fill and deliver all orders for the Product submitted by the Distributor by the requested shipping date.

3.5 The Distributor shall conduct any incoming acceptance test and uniform the results to the Company within either twenty-eight (28) days from the date when the Distributor receives the Product ordered at its facilities in Taiwan, or thirty-five (35) days from the date when the Products arrive in a port of the Territory, whichever is earlier. Any product not rejected by the Distributor in written format to the Company within such period of time of incoming acceptance shall be deemed accepted, and the Company shall not be liable for any defects whatsoever of the Products after such period elapses.

3.6 The Company shall not be obliged to accept a request for delay once the Company has accepted a purchase order. If the Company allows for a request for delay, the Distributor shall pay for any storage, insurance, or other costs incurred due to such delay. If the Company accepts a purchase order from the Distributor, the Distributor shall make the payments in accordance with Clause 4.1 below. If the Company cannot comply with the Distributor's request for the promised shipment schedule, the Company shall compensate the Distributor for reasonable losses directly and solely caused by such delay.

4.       PAYMENT AND PRICES

4.1 The Distributor shall make payments for the Product to the Company in US Dollar by means of an irrevocable and revolving letter of credit in US Dollar. Within ten (10) days after receiving the Company's acceptance of a purchase order as provided in Clause 3.3 above, the Distributor shall open an irrevocable and revolving letter of credit in favor of the Company in such form and with such prime bank as is satisfactory to the Company.


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         Such letter of credit shall contain  terms  covering,  inter alia,  the total price and additional charges and/or expenses to be borne by the Distributor.

4.2 The Company shall ship the Product ordered by the Distributor hereunder F.O.B. Busan or Incheon by commercial surface transportation.

4.3 The prices of the Products shall be determined in accordance with the price lists to be issued from time to time by the Company. The Company shall grant most favored status to the Distributor in terms of pricing of the Products. The Company may change the price of the Product with not less six (6) months notice to the Distributor.

4.4 The price of the Product agreed between the Parties shall be exclusive of value added tax, excise duty and similar imposts. However, this does not mean that the Distributor is exempt from value added tax, excise duty and similar posts.

4.5 If an End-User in the Territory wishes to purchase the Product directly from the Company, the Company may sell the Product to such End-User only if the Distributor has referred the End-User to the Company. If an End-User in the Territory imports the Product directly from the Company, the Company shall remit payment difference or commission to the Distributor within seven (7) days from the date when Company receives payment.

5.       DUTIES OF THE DISTRIBUTOR

5.1 The Distributor shall order at the least the relevant Guaranteed Quantity for a Forecast Period until the last day of the Forecast Period.

5.2 The Distributor shall at all times use all reasonable efforts to advertise, promote, market and sell the Products in the Territory.

5.3 Before planning or commencing any major advertising or promotional activity or the Products in the Territory, the Distributor shall furnish to the Company a copy of such promotional materials for the Company's review. The Distributor agrees to accept any changes recommended by the Company, provided that such changes are reasonable based on regulatory requirements and/or preservation of good will associated with the Company's Trade Mark.

5.4 The Distributor shall inform the Company in writing every month of the status of its business related with this Agreement and any other information it acquires that is likely to be a significant interest, use, or benefit to the Company, including but not limited to monthly shipped volumes, sales prices at which the Products were sold to End-Users, and new or continuing relationships with its customers (including the details of all contracts entered into with its customers in connection with the Product or foods or beverages containing the Product).

         5.5 The Distributor shall insure that the Product is sold or resold in good condition.


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5.6      The  Distributor  shall  not  present  the  Product  in a way  that  is inconsistent with the reality, by spreading unjustified and exaggerated
         opinions   about  the   Product's   quality,   content,   applications,
         effectiveness, granted attestations, country of origin, availability, etc.

5.7 The Distributor shall not make any settlement offers or accept claim in connection with complaints regarding the Product sold in any way that is inconsistent with the terms of this Agreement.

5.8 The Distributor shall not directly or indirectly import, distribute, sell, advertise, market or promote the distribution in the Territory of any product for use in food or beverages that would compete or interfere with the sale of the Products.

5.9 The Distributor shall not directly or indirectly (i) establish any branch, warehouse or distribution center outside the Territory for the promotion, distribution, or sale of the Products, (ii) promote, distribute, or sell the Products outside the Territory, (iii) advertise or solicit customers outside the Territory if the Distributor knows, suspects, or has reason to know or suspect that the Products will be resold in or to any area outside the Territory.

5.10 In the event that the Distributor receives inquires from sources outside the Territory, the Distributor shall redirect or transfer such inquiries to the Company.

5.11 The Distributor shall at all times have under its control or in its possession such stocks of the Products as shall be sufficient in all respects to meet reasonably anticipated demands of the customers (both actual and anticipated) for the Products in the Territory. The
         Distributor shall be responsible for all government approvals and authorizations for the distribution and sale of the products in the Territory.

5.12 The Distributor shall be responsible for complying with any and all necessary or proper laws, rules, regulations, decrees and other applicable governmental or administrative procedures for the distribution and sale of the Products in the Territory. The Distributor shall be responsible for all government approvals and authorizations for the distribution and sale of the Products in the Territory.

5.13 The Distributor shall make all reasonable efforts to develop cholesterol reducing foods and beverages containing the Product which food and beverages should be suitable for the Taiwanese food and beverage market.

5.14     The Distributor shall maintain close marketing  relationships  with the
         customers   so  that  their   relevant   needs  and  future  plans  are
         ascertained.

5.15 The Distributor shall diligently respond to routine service inquiries from the customers either by telephone, fax, e-mail or in the field, including:

         (a)      maintaining liaison with the customers; and


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         (b)      assisting the customers in the implementation of the Company's warranty for the Product.

5.16 The Distributor shall promptly draw to the attention of the Company any new or revised legislation, regulation or orders related to the food and beverage sector in the Territory when such legislation, regulation or orders comes to its attention.

5.17 Immediately after entering into any significant contract with the customers in connection with the Product or foods or beverages containing the Product (including, but not limited to, all contracts with a potential volume of one (1) Metric Ton or more of the Product for one (1) year), the Distributor shall inform the Company of the terms and conditions of such contract.

5.18 The Distributor shall maintain and coordinate, at it own cost, such technically competent sales, commercial and service staff to render satisfactory service to the customers of the Product and/or foods and beverages containing the Product.

5.19 In order to protect the Company's rights to the Product in its original form, the Distributor shall not in any way modify, adapt or develop quality, composition and/or designs of the Products supplied by the Company to the Distributor under this Agreement, without prior written consent of the Company. If so consented, the intellectual property rights (including, but not limited to, copyrights, design rights, rights in Trade Mark, know-how, and confidential information) in any such modifications, adaptations, or developments shall be jointly owned by the Company and the Distributor, with each Party having full rights of exploitation thereof independently of the other party, but the Distributor's such rights being limited to the Territory, and the Distributor shall enter into such deeds and documents and do such things as may be necessary to give full and proper effect to the Company's rights under this Clause 5.19. The intellectual property rights in any modifications, adaptations or developments of quality, composition and/or designs of the Products made by the Distributor without the Company's said prior written consent shall become the exclusive property of the Company.

5.20 The Distributor shall pay to the Company all costs and/or expenses in relation to all assistance, advice and information provided by the Company under Clause 6.2 and 6.3 in US Dollar by wire transfer to the bank account designated by the Company before the Company provides such assistance, advice and information. If the Distributor fails to pay such costs and/or expenses, the Company is not obliged to provide such assistance, advice and information. The Company has the right to decide the amount of all the costs and/or expenses for such assistance, advice and providing information. In case relevant personnel of the Company go on a business to the Territory, taking less than five (5) days including travel time, for the purpose of provided assistance or services to the Distributor and/or and End-User(s) in the Territory, the Company shall bear all reasonable travel expenses for



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         transportation, meals and lodging. On the other hand, in the event that such business trip of Company's personnel, including travel time, takes five (5) days or longer, the Distributor and the relevant End-User(s) shall bear all reasonable travel expenses and/or costs incurred in
         connection   with  such   business   trip,   including   expenses   for
         transportation, meals and lodging, with the matter of how to apportion the expenses and/or costs between the Distributor and the End-User(s) being determined through negotiation between them.

5.21 The Distributor shall make all responsible efforts to arrange all End-Users to enter into agreements for the payment of royalty to the Company and shall further make all reasonable efforts to require the End-Users to uphold its obligation to pay royalty to the Company under such agreement. If the End-User does not make any payment of the royalty which it has agreed for the use of the Product to the Company under such agreement, the Distributor shall not sell or distribute the Product to the customer upon the written notice by the Company.

5.22 Recognizing its obligations to protect the reputation of the Company, the Distributor undertakes that it shall not undertake any obligations in respect of the performance of the Product in excess of the limits specified by the Company in respect to the Product concerned.

6.       DUTIES OF THE COMPANY

6.1 The Company shall supply the Products for use and/or resale in the Territory only to the Distributor for the purpose of making foods and beverages.

6.2 The Company undertakes to provide such information and support as may reasonably be requested by the Distributor to assist the Distributor in using or re-selling the Products and/or End Products in the Territory.

6.3 The Company shall supply the Distributor with non-confidential technical information that the Company may have that is directly applicable to the marketing of the Products, such information to be in the English language, and shall if requested:

         (a) provide technical assistance and advice to the Distributor in relation to the Products and End Products;

         (b) provide instruction at the Company's premises for such sales and technical personnel of the Distributor as is reasonably necessary;

         (c) provide the services of such sales and technical personnel of the Company for such period as is reasonably necessary; and

         (d) provide the Distributor with information on the Company's advertising and promotion methods and supply such quantities of advertising and promotional material as the Distributor may reasonable request from time to time.

6.4      The Company shall not:


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         (a)      supply  the  Products  to any  user in the  Territory  for the purpose of making End Products; nor

         (b) itself use the Product in the Territory for the purpose of making End Products; nor

         (c) supply the Products to any buyer in the Territory for the purpose of making End Products other than the Distributor nor

         (d) supply the Product to any buyer outside the Territory for the purpose of making End Products for sale in the Territory, with the knowledge that such buyer intends to make and sell End Products in the Territory; nor

         (e) solicit orders from within the Territory for the purpose of End Products; nor

         (f) alter the quality or composition of the Products or the design of the labels thereon, unless the Parties mutually agree to make such alteration.

6.5 In the event that the Company receives an enquiry from a party within the Territory for supply of the Product for the purpose of making End Products, the Company shall refer such enquiry to the Distributor.

7.       TRADE MARKS

7.1 The Company's intellectual property rights (including, but not limited to, copyrights, design rights, rights in Trade Mark, know-how and confidential information and any applications for or rights to register for foregoing) in and associated with the Product are and shall remain vested in the Company. The Distributor shall not under any circumstances acquire any rights whatsoever in any copyright, patent, trademark or other proprietary right of the Company, nor shall the Distributor acquire any rights whatsoever in relation to the Product.

7.2 The Distributor shall immediately notify the Company in writing of any instance within the Territory as shall come to its notice of any infringement or intended or threatened infringement or wrongful use of the Trade Mark or any intellectual property rights (including, without limitation, copyrights, design rights, rights in trademarks, know-how and confidential information) of the Company and of any instance of the passing off of other goods as and for the Products and of any law which may affect the importation, marketing, distribution and/or sale of the Products. The Distributor shall at the Company's cost give the Company such assistance as it may require in prosecuting and defending any claim arising out of such infringement. The Company shall have full control over any litigation or threatened litigation brought by a third party in connection with alleged infringement of the third party's intellectual property rights by the performance of any part of this Agreement, and the Distributor shall make no admission or statement prejudicial to the Company's interest in relation to such claim , litigation or threatened litigation.


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7.3      The  Distributor  shall not in any way  modify,  adapt or  develop  the
         Company's Trade Mark without prior written  consent of the Company.  If
         so   consented,   the   intellectual   property   rights  in  any  such
         modifications, adaptations, or developments shall be jointly owned by the Company and the Distributor, which each Party having full rights of
         exploitation  thereof   independently  of  the  other  Party,  but  the
         Distributor's such rights being limited to the Territory, and the Distributor shall enter into such deeds and documents and do such things as may be necessary to give full and proper effect to the Company's rights under this Clause 7.3. The intellectual property rights in any modifications, adaptations or developments of the Trade Mark made by the Distributor without the Company's said prior written consent shall become the exclusive property of the Company.

7.4 The Distributor shall not affix the Trade Mark to any product other than the Product without the prior written consent of the Company.

7.5 The Distributor shall not use the Company's name, Trade Mark or other trade marks by way of advertisement save to the extent that such name and trade marks appear on literature issued by the Company in writing his capacity as a distributor for the Company.

8.       WARRANTIES AND INDEMNITIES

8.1 The Company's warranty on the Products is limited to the following: the Company will replace any Product at its own expense, save as to freight as to which it shall pay total of the roundtrip cost for all validated warranty claims, as to the Product found to be materially defective. The Company's warranty is further subject to:

         (a) the Product not being used for any purpose other than the normal purpose for its specifications;

         (b) the observance by the user of all operating instructions and recommendations issued by the Company in relation thereto; and

         (c) the Distributor's notification to the Company of the results of incoming acceptance test is described accordingly in clause 3.4.

         (d) a copy of C.O.A shall be provided by the Company for each batch production of the Product, otherwise, the Distributor will not accept the shipment of the Product.

         The Distributor shall promptly issue a report to the Company in respect of each warranty claim brought to its attention.

8.2 In the event that any claim should be brought against the Distributor that the Products infringe any patent or other protected proprietary right, owned by any third party, not being an employee, officer, director or shareholder of the Distributor, and not being a Group Corporate Person of the Distributor or any employee, officer, director or shareholder of such Group Corporate Person, which was valid at date of acceptance by the Company of the Distributor's order for such Product, the Company shall hold the Distributor harmless from any and all damages which may be awarded against the Distributor by any court of competent jurisdiction provided that:

         (a)      the Distributor  notifies the Company in writing within thirty
                  (30) days of learning of any such claim as aforesaid;

         (b) the Distributor permits the Company to conduct the defense to any such claim as aforesaid and the negotiation of any settlement thereof;

         (c) the Distributor provides at the expense of the Company such assistance as the Company may require in the defense or settlement of such claim as aforesaid; and

         (d)      such indemnity and undertaking as aforesaid shall not apply if
                  the  infringement   relates  to  any  use  other  than  a  use
                  authorized by the Company.

8.3 Neither the Company nor the Distributor shall be or be deemed to be in breach of this Agreement or be liable for any failure to carry out or delay in carrying out any of its obligations under this Agreement or any contract entered into pursuant hereto if such failure or delay arises directly or indirectly from any cause whatsoever beyond the reasonable control of either the Company or the Distributor including without limitation any strike, lockout, industrial dispute or act of God.

9.       DURATION

         This Agreement shall be deemed to have commenced on and to have continued in force from ______, 2003 (the "Effective Date") and, subject to the provisions of Clause 10, shall continue in force for a period of seven (7) years from the Effective Date, unless terminated by either Party according to the provisions of Clause 10. In addition, if neither Party gives the other Party written notice to terminate this Agreement at least six (6) months prior to the expiration of the term of this Agreement, this Agreement shall be automatically renewed under the same terms and conditions provided herein for a term that the Parties shall agree to before the expiration date of the original term of this Agreement. In case the Parties fail to agree to such renewed term before the expiration date of the original term of this Agreement, the renewed term shall be six (6) months.

10.      TERMINATION

10.1 In the event of a breach by the Company or the Distributor (the "Breaching Party") of any of its obligations under this Agreement which is not reasonably capable of being remedied or which being reasonably capable of being remedied is not remedied before the expiry of thirty
         (30) days from the date of service on the Breaching Party of a notice in writing specifying the breach and requiring its remedy, the non-breaching Party, either the Company or the Distributor as the case may be, may by notice in writing expiring on such date as such notice shall specify terminate this Agreement.

10.2 Should any event occur as a result of either Party's (the "Affected Party") business shall come or in the reasonable opinion of the other Party, either the Company or the Distributor, as the case may be (the "Unaffected Party"), shall be likely to come, under the direct, indirect or de facto control or ownership (whether in whole or in part) of any person, firm, corporation or government agency other than the Affected Party and which in the opinion of the Unaffected Party is or could be detrimental and/or prejudicial to the interests of the Unaffected Party and/or any Group Corporate Person of the Unaffected Party this Agreement may be terminated by the Unaffected Party by giving to the Affected Party not less that thirty (30) days prior notice in writing. The Affected Party shall forthwith give notice in writing to the Unaffected Party of any change in the ownership and/or control (whether in whole or in part) of or of the business of the Affected Party.

10.3 If either Party (the "Insolvent Party") shall go into liquidation, save for the purpose of an amalgamation or reconstruction approved by the other Party, either the Company or the Distributor, as the case may be (the "Solvent Party"), or shall enter into any composition with its creditors or suffer any execution or distress to be levied on its goods or if a receiver shall be appointed of the whole or any part of its assets or property or if the Insolvent Party shall suffer any act or thing have an analogous effect under the laws of Korea or Taiwan as the case may be, the Solvent Party may, by notice in writing to the Insolvent Party expiring on such date as such notice shall specify, terminate this Agreement.

11.      EFFECT OF TERMINATION

         Upon expiration or termination of this Agreement:

11.1 The Parties shall have no further rights or obligations under this Agreement, except that the rights and obligations of either Party that have accrued shall not be affected thereby.

11.2 Notwithstanding the provision of Clause 11.1, the Company reserves the right to refuse to fill the Distributor's orders regardless of receipt and acceptance of such orders prior to the effective date of such termination.

11.3 The provisions of Clauses 1, 8, 11, and 14 shall survive the expiration or termination of this Agreement for a period of thirty-six (36) months from the date of termination of this Agreement. The provisions of Clause 5.8 shall extend beyond termination of this Agreement for a period of thirty-six (36) months from the date of termination of this Agreement.

11.4 The Distributor shall return at its own expense to the Company all documents of a secret or confidential nature relating to the Product or to the implementation of this Agreement and all catalogues, sales literature, technical pamphlets, samples, advertising or promotional material relating to the Products which may have been supplied by the Company.

11.5 The Distributor shall immediately cease to engage in the distribution of the Product within the Territory, shall immediately give notice of such fact in writing in a form previously agreed with the Company to all of its agents, dealers and customers, and shall cease to represent itself in such capacity.

11.6 In case the Company appoints a new distributor in the Territory because this Agreement has been terminated under Clause 10 above, the Company may request the Distributor to sell to the newly-appointed distributor the remaining stock of the Product that the Distributor stores in good condition. Upon such request by the Company, the Distributor shall immediately sell the remaining stock of the Product to the newly-appointed distributor at the same unit price as that at which the Distributor purchased the Product from the Company.

12.      NO PARTNERSHIP

         Nothing in this Agreement and no action taken by the Parties pursuant to this Agreement shall constitute, or be deemed to constitute, the Parties a partnership, association, joint venture or other co-operative entity, unless the Company and the Distributor enter into a separate partnership agreement.

13.      ANNOUNCEMENT

         None of the parties shall disclose the terms and conditions of this Agreement without prior agreement between both Parties, unless the disclosure is required by the law or the rules of a regulatory body.

14.      CONFIDENTIAL INFORMATION

14.1     The Parties shall at all times:

         (a) not use or disclose to any person Confidential Information it has or acquires; and

         (b) make every effort to prevent the use or disclosure of Confidential Information by any person.

14.2     Clause 14.1 does not apply to:

         (a) disclosure of Confidential Information to a director, officer or employee of the Distributor who needs to have the
                  Confidential Information in order to carry out his or her duties; or

         (b) use or disclose of Confidential Information required to be used or disclosed by law.

14.3 In the event Confidential Information needs to be disclosed to a director, officer or employee of the Distributor who needs to have the Confidential Information in order to carry out his or her duties, the Distributor shall provide the Company with a list of the names, department, positions or title of such persons to whom Confidential Information was disclosed, and shall get an approval of the Company prior to such disclosure. The Distributor shall not disclose Confidential Information to a director, officer or employee of the Distributor not approved by the Company.

14.4 In the event that the use or disclosure of Confidential Information is required to be used or disclosed by law, the Distributor shall notify it to the Company prior to such use or disclosure.

15.      ENTIRE AGREEMENT

15.1 This Agreement constitutes the entire agreement between the Parties and their respective Group Corporate Persons relating to the subject matter of this Agreement and supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature whatsoever, whether or not in writing, relating to or in connection with the subject matters of this Agreement. Notwithstanding the above, the Parties hereby agree that as between themselves, the provisions of the Mutual Confidentiality Agreement on 8 October 2002 are not superseded.

15.2 Each Party on behalf of itself and as agent on behalf of each of its Group Corporate Persons acknowledges and agrees with the other
         Party/parties (each such Party/parties acting on behalf of itself/themselves and as agent on behalf of each of its/their respective Group Corporate Persons) that:

         (a) it has not nor has any of its Group Corporate Persons been induced to enter this Agreement in reliance upon any warranty, representation, statement, assurance, covenant, agreement, undertaking, indemnity or commitment of any nature whatsoever other than those expressly set out in this Agreement or, to the extent that it has been, it has (in the absence of fraud) no rights or remedies in relation thereto; and

         (b) none of its respective Group Corporate Persons has given or made any warranty, representation, statement, assurance, covenant, agreement, undertaking, indemnity or commitment of any nature whatsoever other than those expressly set out in this Agreement or, to the extent that it has, the other Party/parties (each such Party/parties acting on behalf of itself/themselves and as agent on behalf of each of its/their respective Group Corporate Persons) unconditionally and irrevocably waives (in the absence of fraud) any claim which any of them might otherwise have had in relation thereto.

15.3 This Agreement may be varied only by a document signed by both of the Parties.

16.      WAIVER

16.1 A waiver of any term, provision or condition of, or consent granted under, this Agreement shall be effective only if given in writing and signed by the waiving or consenting Party and then only in the instance and for the purpose for which it is given.

16.2 No failure or delay on the part of any Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

16.3 No breach of any provision of the Agreement shall be waived or discharged except with the express written consent of the Parties.

16.4 The rights and remedies herein provided are cumulative with and not exclusive of any rights or remedies provided by law.

17.      COSTS

         Save as expressly otherwise provided in this Agreement each of the Parties shall bear its own legal, accountancy and other costs, charges and expenses connected with the negotiation, preparation and implementation of this Agreement and any other agreement incidental to or referred to in this Agreement.

18.      INVALIDITY

18.1 Subject to Clause 18.2 if any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction:

         (a) the validity, legality and enforceability is that jurisdiction of any other provisions; and

         (b) the validity, legality and enforceability under the law of any other jurisdiction of that or any other provisions shall not be affected or impaired in any way.

18.2 In the event of any provision of this Agreement being or becoming contrary to any of the laws of the Territory the Distributor shall immediately notify the Company in writing and the Parties shall agree whether this Agreement shall continue on the basis that the offending provision be removed or amended in such manner as agreed between the Parties or that this Agreement shall be terminated.

19.      NOTICES

19.1 Any notice, demand or other communication given or made under or in connection with the matters contemplated by this Agreement shall be in writing and shall be delivered personally or sent by fax or air mail if posted to or from another country:

         In the case of the Company to:
         Address: 8th FL., LG Palace Bldg., 165-8 Donggyo-Dong, Mapo-Gu, Seoul 121-817, Korea
         Fax: +82-2-338-6096
         Attention: Kyungmoon Park, Ph. D.
         In the case of the Distributor to:
         Address: 8th FL., 361 Ta Nan Road, Taipei 111, Taiwan R.O.C.
         Fax: +886-2-2883-9880
         Attention: Mr. David Wang

         and shall be deemed to have been duly given or made as follows:

         (a) if personally delivered, upon delivery at the address of the relevant Party;

         (b) if sent be air mail, four business Days after the date of posting; and

         (c)      if sent by fax, when dispatched;

         provided that if, in accordance with the above provision, any such notice, demand or other communication would otherwise be deemed to be given or made outside Working Hours, such notice, demand or other communication shall be deemed to be given or made at the start of Working Hours on the next Business Day.

19.2 A Party may notify the other Party to this Agreement of a change to its name, relevant addressee, address or fax number for the purposes of Clause 19.1 provided that such notification shall be effective only after:

         (a) the date specified in the notification as the date on which the change is to take place; or

         (b) if no date is specified or the date specified is less than five Business Days after the date on which notice is given, the date falling five Business Days after notice of any such change has been given.

20.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts which together shall constitute one agreement. Any Party may enter into this Agreement by executing a counterpart and this Agreement shall not take effect until it has been executed by all Parties.

21.      GOVERNING LAW AND JURISDICTION

21.1 This Agreement (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this Agreement or its formation) shall be governed by and constructed in accordance with the laws of the Republic of Korea.

21.2 The Parties agree to settle amicably any disputes, which may arise out of or in connection with this Agreement. In the event that they are unable to reach amicable agreement, then the Parties shall settle such dispute through arbitration pursuant to Clause 21.3.

21.3 Either Party may submit a dispute to arbitration at any time following the elapse of one (1) month from the date of such dispute arising. In the event that the Company initiates the arbitration, it shall be held in Taipei, Taiwan and shall be conducted in the Chinese language in accordance with [the Taiwan Arbitration Law]. If the Distributor initiates the arbitration, it shall be held in Seoul, the Republic of Korea and shall be conducted in the Korean language in accordance with the Arbitration Rules of the Korean Commercial Arbitration Board.

22.      EXCLUSION OF THIRD PARTY RIGHTS

         The Contracts (Right of Third Parties) Act 1999 shall not apply to this Agreement and no person other than the Parties to this Agreement shall have any rights under it, nor shall it be enforceable under that Act by any person other than the Parties to it.

23.      ASSIGNMENT

         The obligation and duties of the Parties hereunder are personal to the Parties and their lawful successors in title and shall not be subcontracted to any third party without the prior written consent of the other Party, nor shall either Party assign this Agreement or any part thereof to any third party without the prior written consent of the other Party.

IN WITNESS whereof this Agreement has been executed on the date first above written.



SIGNED
By        DAVID WANG                      as
   --------------------------------------
Authorized representative for TOONG YEUAN
ENTERPRISE CO., LTD in the presence of:


     /S/ VICKIE LIN
-----------------------------------------
Signature of witness                                  /S/ DAVID WANG
                                             -----------------------------------
                                             By executing this agreement the
     VICKIE LIN                              signatory warrants that the
-----------------------------------------    signatory is duly authorized
Name of witness (block letters)              to execute this agreement on behalf
                                             of TOONG YEUAN ENTERPRICE CO., LTD.
NO. 8. 361 TA NAN RD. TAIPEI, TAIWAN
Address of witness

BUSINESS DEVELOPMENT MANAGER
Occupation of witness




SIGNED
By    SEUNG KWON NOH                      as
   --------------------------------------
Authorized representative for TOONG YEUAN
ENTERPRISE CO., LTD in the presence of:


    /S/ KYUNGMOON PARK
-----------------------------------------
Signature of witness                                /S/ SEUNG KWON NOH
                                             -----------------------------------
                                             By executing this agreement the
   KYUNGMOON PARK                            signatory warrants that the
-----------------------------------------    signatory is duly authorized
Name of witness (block letters)              to execute this agreement on behalf
                                             of EUGENE SCIENCE INC.
EUGENE SCIENCE, INC.
Address of witness

V.P. OF EUGENE SCIENCE
Occupation of witness